UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2011

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 800 Denver, CO		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2011, Michael J. Ruen’s employment agreement with DCT Industrial Trust Inc. was amended to extend the term through October 9, 2012. This summary of the amendment to the employment agreement is qualified in its entirety by reference to the copy of the amendment to the employment agreement, which is being filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	First Amendment to Employment Agreement, dated as of October 10, 2011, by and between DCT Industrial Trust Inc. and Michael J. Ruen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

By:	/s/ Philip L. Hawkins
Name:	Philip L. Hawkins
Title:	President and Chief Executive Officer

Date: October 13, 2011

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